Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
March 31, 2021

Table of Contents

GAAP-Basis Financial Information:
4-Year Summary of Results	2
Consolidated Financial Highlights	3
Consolidated Results of Operations	4
Consolidated Statement of Condition	6
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	7
Investment Portfolio Holdings by Asset Class	8
Investment Portfolio Non-U.S. Investments	10
Assets Under Custody and/or Administration	11
Assets Under Management	12
Industry Flow Data by Asset Class	13
Line of Business Information	14
Allowance for Credit Losses	15

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	16
Reconciliation of Pre-tax Margin Excluding Notable Items	18
Reconciliation of Notable Items	19
Reconciliations of Constant Currency FX Impacts	20

Capital:
Reconciliation of Tangible Common Equity Ratio	21
Regulatory Capital	22
Reconciliations of Supplementary Leverage Ratios	23

This financial information should be read in conjunction with State Street's news release dated April 16, 2021.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2017	2018	2019	2020
Year ended December 31:
Total fee revenue	$9,001	$9,454	$9,147	$9,499
Net interest income	2,304	2,671	2,566	2,200
Other income	(39)	6	43	4
Total revenue	11,266	12,131	11,756	11,703
Provision for credit losses	2	15	10	88
Total expenses	8,269	9,015	9,034	8,716
Income before income tax expense	2,995	3,101	2,712	2,899
Income tax expense	839	508	470	479
Net income	2,156	2,593	2,242	2,420
Net income available to common shareholders	$1,972	$2,404	$2,009	$2,257
Per common share:
Diluted earnings per common share	$5.19	$6.39	$5.38	$6.32
Average diluted common shares outstanding (in thousands)	380,213	376,476	373,666	357,106
Cash dividends declared per common share	$1.60	$1.78	$1.98	$2.08
Closing price per share of common stock (at year end)	97.61	63.07	79.10	72.78
Average balance sheet:
Investment securities	$95,779	$88,070	$91,768	$109,175
Total assets	219,450	223,385	223,334	269,334
Total deposits	163,808	161,408	158,262	193,225
Ratios and other metrics:
Return on average common equity	10.5%	12.1%	9.4%	10.0%
Pre-tax margin	26.6	25.6	23.1	24.8
Pre-tax margin, excluding notable items(1)	28.7	28.8	25.8	26.3
Net interest margin, fully taxable-equivalent basis	1.29	1.47	1.42	0.97
Common equity tier 1 ratio(2)(3)(4)	11.9	11.7	11.7	12.3
Tier 1 capital ratio(2)(3)(4)	15.0	15.5	14.5	14.4
Total capital ratio(2)(3)(4)	16.0	16.3	15.6	15.3
Tier 1 leverage ratio(2)(3)	7.3	7.2	6.9	6.4
Supplementary leverage ratio(2)(3)	6.5	6.3	6.1	8.1
Assets under custody and/or administration (in trillions)	$33.12	$31.62	$34.36	$38.79
Assets under management (in trillions)	2.78	2.51	3.12	3.47

(1) Notable items include acquisition and restructuring costs, repositioning charges, and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20		1Q21 vs. 4Q20
Income statement
Fee revenue	$2,399	$2,378	$2,306	$2,416	$2,483	3.5%		2.8%
Net interest income	664	559	478	499	467	(29.7)		(6.4)
Other income	2	—	—	2	—	nm		nm
Total revenue	3,065	2,937	2,784	2,917	2,950	(3.8)		1.1
Provision for credit losses(1)	36	52	—	—	(9)	nm		nm
Total expenses	2,255	2,082	2,103	2,276	2,332	3.4		2.5
Income before income tax expense	774	803	681	641	627	(19.0)		(2.2)
Income tax expense	140	109	126	104	108	(22.9)		3.8
Net income	634	694	555	537	519	(18.1)		(3.4)
Net income available to common shareholders	$580	$662	$517	$498	$489	(15.7)		(1.8)
Per common share:
Diluted earnings per common share	$1.62	$1.86	$1.45	$1.39	$1.37	(15.4)		(1.4)
Average diluted common shares outstanding (in thousands)	357,993	356,413	357,168	357,719	355,690	(0.6)		(0.6)
Cash dividends declared per common share	$.52	$.52	$.52	$.52	$.52	—		—
Closing price per share of common stock (as of quarter end)	53.27	63.55	59.33	72.78	84.01	57.7		15.4
Average for the quarter:
Investment securities	$97,560	$116,626	$110,448	$112,018	$107,809	10.5		(3.8)
Total assets	251,181	284,688	264,384	277,055	296,328	18.0		7.0
Total deposits	180,160	197,069	189,226	206,343	226,232	25.6		9.6
Securities on loan:
Average securities on loan	$378,200	$377,344	$375,296	$404,022	$429,991	13.7		6.4
End-of-period securities on loan	387,580	381,232	395,075	457,985	451,913	16.6		(1.3)
Ratios and other metrics:
Return on average common equity	10.9%	12.1%	8.9%	8.4%	8.4%	(250)	bps	—	bps
Pre-tax margin	25.3	27.3	24.5	22.0	21.3	(400)		(70)
Pre-tax margin, excluding notable items(2)	25.6	27.7	24.7	26.9	22.6	(300)		(430)
Net interest margin, fully taxable-equivalent basis	1.30	0.93	0.85	0.84	0.75	(55)		(9)
Common equity tier 1 ratio(3)(4)	10.7	12.3	12.4	12.3	10.8	10		(150)
Tier 1 capital ratio(3)(4)	12.9	14.6	14.7	14.4	12.4	(50)		(200)
Total capital ratio(3)(4)	14.1	15.7	15.7	15.3	14.0	(10)		(130)
Tier 1 leverage ratio(3)	6.1	6.1	6.6	6.4	5.4	(70)		(100)
Supplementary leverage ratio(3)	5.4	8.3	8.2	8.1	7.2	180		(90)
Assets under custody and/or administration (in billions)	$31,864	$33,515	$36,643	$38,791	$40,263	26.4%		3.8%
Assets under management (in billions)	2,689	3,054	3,148	3,467	3,591	33.5		3.6

(1) In accordance with ASU 2016-13, the provision for credit losses for 1Q20, 2Q20,3Q20 and 4Q20 includes the provision on funded and unfunded commitments as well as HTM securities.
(2) Notable items include acquisition and restructuring costs, repositioning charges, and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20	1Q21 vs. 4Q20
Fee revenue:
Servicing fees	$1,287	$1,272	$1,301	$1,307	$1,371	6.5%	4.9%
Management fees(1)	464	444	479	493	493	6.3	—
Foreign exchange trading services(1)	444	325	270	324	346	(22.1)	6.8
Securities finance	92	92	84	88	99	7.6	12.5
Software and processing fees	112	245	172	204	174	55.4	(14.7)
Total fee revenue	2,399	2,378	2,306	2,416	2,483	3.5	2.8
Net interest income:
Interest income	868	674	520	513	471	(45.7)	(8.2)
Interest expense	204	115	42	14	4	(98.0)	(71.4)
Net interest income	664	559	478	499	467	(29.7)	(6.4)
Other income:
Gains (losses) related to investment securities, net	2	—	—	2	—	nm	nm
Other income	—	—	—	—	—	—	—
Total other income	2	—	—	2	—	nm	nm
Total revenue	3,065	2,937	2,784	2,917	2,950	(3.8)	1.1
Provision for credit losses	36	52	—	—	(9)	nm	nm
Expenses:
Compensation and employee benefits	1,208	1,051	1,062	1,129	1,242	2.8	10.0
Information systems and communications	385	376	395	394	421	9.4	6.9
Transaction processing services	254	233	234	257	270	6.3	5.1
Occupancy	109	109	109	162	109	—	(32.7)
Acquisition and restructuring costs	11	12	15	12	10	(9.1)	(16.7)
Amortization of other intangible assets	58	58	59	59	58	—	(1.7)
Other	230	243	229	263	222	(3.5)	(15.6)
Total expenses	2,255	2,082	2,103	2,276	2,332	3.4	2.5
Income before income tax expense	774	803	681	641	627	(19.0)	(2.2)
Income tax expense	140	109	126	104	108	(22.9)	3.8
Net income	$634	$694	$555	$537	$519	(18.1)	(3.4)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20		1Q21 vs. 4Q20
Adjustments to net income:
Dividends on preferred stock(2)(3)	$(53)	$(32)	$(38)	$(39)	$(30)	(43.4)%		(23.1)%
Earnings allocated to participating securities	(1)	—	—	—	—	—		—
Net income available to common shareholders	$580	$662	$517	$498	$489	(15.7)		(1.8)

Per common share:
Basic earnings	$1.64	$1.88	$1.47	$1.41	$1.39	(15.2)		(1.4)
Diluted earnings	1.62	1.86	1.45	1.39	1.37	(15.4)		(1.4)
Average common shares outstanding (in thousands):
Basic	353,746	352,157	352,586	352,974	350,743	(0.8)		(0.6)
Diluted	357,993	356,413	357,168	357,719	355,690	(0.6)		(0.6)
Cash dividends declared per common share	$.52	$.52	$.52	$.52	$.52	—		—
Closing price per share of common stock (as of quarter end)	53.27	63.55	59.33	72.78	84.01	57.7		15.4
Financial ratios:
Effective tax rate	18.1%	13.6%	18.5%	16.1%	17.2%	(90)	bps	110	bps
Return on average common equity	10.9	12.1	8.9	8.4	8.4	(250)		—
Return on tangible common equity(4)	18.7	19.2	16.8	15.6	13.4	(530)		(220)
Pre-tax margin	25.3	27.3	24.5	22.0	21.3	(400)		(70)
Pre-tax margin, excluding notable items(5)	25.6	27.7	24.7	26.9	22.6	(300)		(430)

(1) Certain fees associated with our GLD ETFs have been reclassified from Foreign exchange trading services to Management fees to better reflect the nature of those fees. Prior periods have been reclassified to conform to current-period presentation. These fees were approximately $15 million, $19 million, $24 million and $23 million in the first, second, third and fourth quarters of 2020, respectively.

(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021. The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

(4) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity.
(5) Notable items include acquisition and restructuring costs and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of					% Change
(Dollars in millions, except per share amounts)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	1Q21 vs. 1Q20	1Q21 vs. 4Q20
Assets:
Cash and due from banks	$4,932	$3,685	$4,848	$3,467	$4,552	(7.7)%	31.3%
Interest-bearing deposits with banks	147,735	90,199	75,967	116,960	107,554	(27.2)	(8.0)
Securities purchased under resale agreements	1,037	4,026	4,499	3,106	5,238	nm	68.6
Trading account assets	872	883	840	815	786	(9.9)	(3.6)
Investment securities:
Investment securities available-for-sale	55,843	56,231	61,780	59,048	60,512	8.4	2.5
Investment securities held-to-maturity purchased under money market liquidity facility(1)	26,808	11,257	4,824	3,299	201	(99.3)	(93.9)
Investment securities held-to-maturity(2)	41,150	41,848	45,394	48,929	46,261	12.4	(5.5)
Total investment securities	123,801	109,336	111,998	111,276	106,974	(13.6)	(3.9)
Loans	32,379	26,860	27,035	27,925	31,585	(2.5)	13.1
Allowance for loan losses(3)	97	141	134	122	118	21.6	(3.3)
Loans, net	32,282	26,719	26,901	27,803	31,467	(2.5)	13.2
Premises and equipment, net(4)	2,225	2,212	2,193	2,154	2,143	(3.7)	(0.5)
Accrued interest and fees receivable	3,274	3,235	3,291	3,105	3,302	0.9	6.3
Goodwill	7,506	7,538	7,607	7,683	7,629	1.6	(0.7)
Other intangible assets	1,963	1,914	1,870	1,827	2,007	2.2	9.9
Other assets	36,900	30,495	32,061	36,510	45,233	22.6	23.9
Total assets	$362,527	$280,242	$272,075	$314,706	$316,885	(12.6)	0.7
Liabilities:
Deposits:
Non-interest-bearing	$69,404	$42,132	$41,183	$49,439	$57,079	(17.8)	15.5
Interest-bearing -- U.S.	110,106	87,197	85,434	102,331	108,372	(1.6)	5.9
Interest-bearing -- Non-U.S.	77,594	71,133	70,896	88,028	79,442	2.4	(9.8)
Total deposits(5)	257,104	200,462	197,513	239,798	244,893	(4.7)	2.1
Securities sold under repurchase agreements	5,373	3,513	2,430	3,413	587	(89.1)	(82.8)
Short-term borrowings under money market liquidity facility	25,665	11,261	4,819	3,302	200	(99.2)	(93.9)
Other short-term borrowings	4,835	912	5,838	685	642	(86.7)	(6.3)
Accrued expenses and other liabilities	30,151	23,634	22,064	27,503	31,722	5.2	15.3
Long-term debt	15,538	15,587	13,853	13,805	13,836	(11.0)	0.2
Total liabilities	338,666	255,369	246,517	288,506	291,880	(13.8)	1.2
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	742	742	742	742	247	(66.7)	(66.7)
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(6)(7)	504	504	504	504	504	—	—
Surplus	10,155	10,179	10,192	10,205	10,227	0.7	0.2
Retained earnings	22,315	22,794	23,128	23,442	23,751	6.4	1.3
Accumulated other comprehensive income (loss)	(920)	(430)	(111)	187	(418)	(54.6)	nm
Treasury stock, at cost(8)	(10,664)	(10,645)	(10,626)	(10,609)	(11,035)	3.5	4.0
Total shareholders' equity	23,861	24,873	25,558	26,200	25,005	4.8	(4.6)
Total liabilities and equity	$362,527	$280,242	$272,075	$314,706	$316,885	(12.6)	0.7

(1)Fair value of Investment securities held-to-maturity purchased under money market liquidity facility	$26,808	$11,294	$4,841	$3,304	$201
(2) Fair value of investment securities held-to-maturity	42,201	43,037	46,510	50,003	46,752
(3) Total allowance for credit losses including off-balance sheet commitments	124	163	153	148	135
(4) Accumulated depreciation for premises and equipment	4,459	4,591	4,744	4,825	4,960
(5) Average total deposits	180,160	197,069	189,226	206,343	226,232
(6) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(7) Total common shares outstanding	351,943,858	352,383,250	352,797,695	353,156,279	348,032,982
(8) Treasury stock shares	151,935,784	151,496,392	151,081,947	150,723,363	155,846,660

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters										% Change
	1Q20		2Q20		3Q20		4Q20		1Q21		1Q21 vs. 1Q20	1Q21 vs. 4Q20
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$67,120	0.49%	$86,744	0.01%	$72,717	(0.03)%	$79,779	(0.02)%	$95,235	(0.04)%	41.9%	19.4%
Securities purchased under resale agreements(2)	1,805	14.38	3,342	2.95	4,181	1.91	4,459	1.47	4,568	0.88	153.1	2.4
Trading account assets	915	—	877	—	900	—	820	—	800	—	(12.6)	(2.4)
Investment securities:
Investment securities available-for-sale	54,242	1.59	57,462	1.31	59,593	1.02	60,799	1.00	59,191	0.95	9.1	(2.6)
Investment securities held-to-maturity	41,273	2.62	40,127	2.32	43,367	1.77	47,007	1.60	47,356	1.54	14.7	0.7
Investment securities held-to-maturity purchased under money market liquidity facility	2,045	1.57	19,037	1.49	7,488	1.32	4,212	1.35	1,262	1.35	(38.3)	(70.0)
Total investment securities	97,560	2.03	116,626	1.69	110,448	1.33	112,018	1.27	107,809	1.21	10.5	(3.8)
Loans (3)	28,468	2.62	27,369	2.30	25,974	2.13	28,298	2.05	28,025	2.05	(1.6)	(1.0)
Other interest-earning assets	10,764	1.70	9,831	0.13	11,586	0.10	12,824	0.10	18,296	0.10	70.0	42.7
Total interest-earning assets	206,632	1.70	244,789	1.12	225,806	0.92	238,198	0.86	254,733	0.76	23.3	6.9
Cash and due from banks	3,856		3,480		3,652		4,403		4,529		17.5	2.9
Other assets	40,693		36,419		34,926		34,454		37,066		(8.9)	7.6
Total assets	$251,181		$284,688		$264,384		$277,055		$296,328		18.0	7.0
Liabilities:
Interest-bearing deposits:
U.S.	$80,247	0.50%	$91,097	0.03%	$85,432	0.02%	$92,962	0.01%	$100,974	0.01%	25.8	8.6
Non-U.S.(4)	64,340	(0.20)	66,977	(0.36)	69,514	(0.37)	74,324	(0.40)	78,433	(0.37)	21.9	5.5
Total interest-bearing deposits(4)	144,587	0.19	158,074	(0.13)	154,946	(0.16)	167,286	(0.17)	179,407	(0.16)	24.1	7.2
Securities sold under repurchase agreements	1,773	0.55	3,394	0.03	2,891	0.08	2,402	0.07	1,017	0.05	(42.6)	(57.7)
Short-term borrowings under money market liquidity facility	2,187	1.11	19,036	1.23	7,449	1.24	4,209	1.23	1,264	1.21	(42.2)	(70.0)
Other short-term borrowings	2,960	1.32	3,073	0.66	1,724	0.44	1,164	0.25	764	0.14	(74.2)	(34.4)
Long-term debt	13,288	2.64	15,574	2.45	14,794	1.86	13,830	1.75	13,819	1.74	4.0	(0.1)
Other interest-bearing liabilities	3,434	3.55	3,461	1.07	2,764	1.28	3,050	1.20	4,848	0.73	41.2	59.0
Total interest-bearing liabilities	168,229	0.49	202,612	0.23	184,568	0.09	191,941	0.03	201,119	0.01	19.6	4.8
Non-interest bearing deposits	35,573		38,995		34,280		39,057		46,825		31.6	19.9
Other liabilities	23,052		18,678		20,050		20,087		22,423		(2.7)	11.6
Preferred shareholders' equity	2,861		2,472		2,472		2,472		2,378		(16.9)	(3.8)
Common shareholders' equity	21,466		21,931		23,014		23,498		23,583		9.9	0.4
Total liabilities and shareholders' equity	$251,181		$284,688		$264,384		$277,055		$296,328		18.0	7.0
Excess of rate earned over rate paid		1.21%		0.89%		0.83%		0.84%		0.75%
Net interest margin		1.30%		0.93%		0.85%		0.84%		0.75%
Net interest income, fully taxable-equivalent basis		$668		$564		$482		$503		$471
Tax-equivalent adjustment		(4)		(5)		(4)		(4)		(4)
Net interest income, GAAP-basis(4)		$664		$559		$478		$499		$467

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $124 billion, $103 billion, $83 billion and $91 billion in the first, second, third and fourth quarters of 2020, respectively, and approximately $87 billion in the first quarter of 2021. Excluding the impact of netting, the average interest rates would be approximately 0.21%, 0.09%, 0.09% and 0.07% in the first, second, third and fourth quarters of 2020, respectively, and approximately 0.04% in the first quarter of 2021.

(3) Average loans are presented on a gross basis. We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Average loans net of expected credit losses of approximately $28,398 million, $27,277 million, $25,839 million and $28,168 million in the first, second, third and fourth quarters of 2020, respectively, and approximately $27,904 million in the first quarter of 2021.

(4) Average rates includes the impact of FX swap expense of approximately ($2) million, ($17) million, ($19) million and ($25) million in the first, second, third and fourth quarters of 2020, respectively, and approximately ($21) million in the first quarter of 2021. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 0.19%, (0.09)%, (0.11)% and (0.11)% for the first, second, third and fourth quarters of 2020, respectively, and approximately (0.11)% for the first quarter of 2021.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q20		2Q20		3Q20		4Q20		1Q21
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$21.6	0.8%	$24.9	0.6%	$27.5	0.5%	$28.7	0.5%	$28.5	0.4%
Asset-backed securities	6.4	1.5	5.9	1.3	6.5	1.0	7.4	0.9	7.9	0.9
Student loans	0.5	2.6	0.4	2.3	0.4	1.3	0.3	1.2	0.3	0.9
Credit cards	0.2	1.6	0.1	1.3	0.1	1.0	0.1	0.9	0.1	0.9
Auto & equipment	1.0	0.2	0.9	0.1	0.9	0.1	1.1	—	1.1	—
Non-U.S. residential mortgage backed securities	1.8	1.2	1.7	0.9	1.8	0.8	1.9	0.8	2.0	0.8
Collateralized loan obligation	2.7	2.0	2.7	1.8	3.1	1.3	3.7	1.2	4.2	1.2
Other	0.2	0.2	0.1	0.2	0.2	0.1	0.3	—	0.2	(0.1)
Mortgage-backed securities	15.3	2.8	16.1	2.3	14.4	1.9	13.1	1.8	10.3	1.8
Agency MBS	15.3	2.8	16.1	2.3	14.4	1.9	13.1	1.8	10.3	1.8
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	2.8	2.3	2.8	1.6	3.0	1.1	3.4	0.9	3.8	0.8
Corporate bonds	4.7	1.9	4.4	1.8	5.0	1.5	5.4	1.4	5.4	1.3
Covered bonds	0.6	0.5	0.5	0.3	0.5	0.3	0.5	0.2	0.5	0.2
Municipal bonds	0.8	2.7	0.8	2.7	0.9	2.6	0.8	2.6	0.8	2.6
Clipper tax-exempt bonds	0.9	3.9	0.9	3.9	0.9	3.8	0.8	3.8	0.7	3.8
Other	1.1	1.5	1.2	1.1	0.9	0.8	0.7	1.0	1.3	0.9
Total available-for-sale portfolio	$54.2	1.6	$57.5	1.3	$59.6	1.0	$60.8	1.0	$59.2	0.9

	1Q20		2Q20		3Q20		4Q20		1Q21
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$10.3	2.0%	$8.9	2.0%	$8.1	2.0%	$6.5	2.2%	6.0	2.1%
Asset-backed securities	4.2	2.7	4.4	1.8	4.5	1.3	5.0	1.3	5.0	1.3
Student loans	3.8	2.6	4.1	1.6	4.2	1.1	4.7	1.1	4.7	1.1
Non-U.S. residential mortgage backed securities	0.4	4.0	0.3	3.3	0.3	3.1	0.3	4.0	0.3	4.6
Other	—	2.7	—	1.5	—	1.2	—	1.2	—	1.1
Mortgage-backed securities	24.1	2.8	23.3	2.4	26.7	1.9	30.7	1.6	31.3	1.5
Agency MBS	24.0	2.7	23.2	2.4	26.6	1.9	30.6	1.6	31.2	1.5
Non-agency MBS	0.1	6.3	0.1	4.2	0.1	4.4	0.1	4.7	0.1	4.2
CMBS	2.7	2.3	3.5	1.9	4.1	1.7	4.8	1.6	5.0	1.5
Held-to-maturity under money market liquidity facility	2.0	1.6	19.0	1.5	7.5	1.3	4.2	1.4	1.3	1.3
Total held-for-maturity portfolio	$43.3	2.5	$59.1	2.0	$50.9	1.7	$51.2	1.6	$48.6	1.5

Total investment securities	$97.6	2.0	$116.6	1.7	$110.5	1.3	$112.0	1.3	$107.8	1.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	31%	31%	26%	4%	6%	1%	1%	$29.0	47.9%	$141	97% / 3%
Asset-backed securities	—	94	6	—	—	—	—	8.5	14.0	23	0% / 100%
Student loans	—	37	63	—	—	—	—	0.3	3.4	4
Credit cards	—	100	—	—	—	—	—	0.1	1.1	1
Auto & equipment	—	83	17	—	—	—	—	1.2	13.9	1
Non-U.S. residential mortgage backed securities	—	96	4	—	—	—	—	2.0	24.0	11
Collateralized loan obligation	—	100	—	—	—	—	—	4.7	55.3	5
Other	—	62	38	—	—	—	—	0.2	2.3	1
Mortgage-backed securities	100	—	—	—	—	—	—	10.0	16.5	216	99% / 1%
Agency MBS	100	—	—	—	—	—	—	10.0	100.0	216
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	98	2	—	—	—	—	—	4.5	7.5	29	10% / 90%
Corporate bonds	—	—	10	36	54	—	—	5.4	8.9	69	98% / 2%
Covered bonds	—	100	—	—	—	—	—	0.4	0.7	4	16% / 84%
Municipal bonds	—	25	71	4	—	—	—	0.8	1.3	53	100% / 0%
Clipper tax-exempt bonds	—	14	61	18	7	—	—	0.7	1.1	14	0% / 100%
Other	—	8	59	33	—	—	—	1.3	2.1	(16)	88% / 12%
Total available-for-sale portfolio	39%	30%	17%	6%	8%	—%	—%	$60.5	100.0%	$533	75% / 25%

Fair Value	$23.4	$18.0	$10.4	$3.8	$4.6	$0.2	$0.2

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	96%	4%	—%	—%	—%	—%	—%	$5.8	12.5%	$62	100% / 0%
Asset-backed securities	—	32	63	1	3	1	—	5.0	10.8	81	6% / 94%
Student loans	—	32	65	—	3	—	—	4.7	94.2	21
Non-U.S. residential mortgage backed securities	—	24	28	17	12	17	2	0.3	5.8	60
Other	—	—	—	100	—	—	—	—	—	—
Mortgage-backed securities	100	—	—	—	—	—	—	30.3	65.1	500	99% / 1%
Agency MBS	100	—	—	—	—	—	—	30.2	99.7	472
Non-agency MBS	—	1	7	9	20	42	21	0.1	0.3	28
CMBS	91	9	—	—	—	—	—	5.2	11.2	(88)	87% / 13%
Held-to-maturity under money market liquidity facility	—	—	—	—	—	—	100	0.2	0.4	—	100% / 0%
Total held-for-maturity portfolio	88%	5%	7%	—%	—%	—%	—%	$46.5	100.0%	$555	88% / 12%

Amortized Cost	$40.4	$2.3	$3.2	$0.1	$0.2	$0.1	$0.2

Total investment securities								$107.0

(1) At March 31, 2021, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $394 million, after-tax unrealized gain on securities held-to-maturity of $362 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $49 million.

(2) At March 31, 2021, fixed-to-floating rate securities had a book value of approximately $150 million or 0.14% of the total portfolio.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other	MMLF
Available-for-sale:
United Kingdom	$3.8	AAA	$2.6	$0.5	$0.3	$0.4	$—	$—	$—
Canada	3.6	AA	2.8	—	—	0.2	—	0.6	—
Germany	3.2	AA	2.4	—	0.7	0.1	—	—	—
Australia	2.8	AAA	0.8	1.1	—	0.2	—	0.7	—
France	2.5	AA	1.2	—	0.8	0.3	0.2	—	—
Netherlands	1.4	AA	0.5	0.3	0.1	0.5	—	—	—
Austria	1.3	AA	1.3	—	—	—	—	—	—
Spain	1.2	BBB	1.2	—	—	—	—	—	—
Belgium	1.2	AA	1.1	—	—	—	0.1	—	—
Italy	0.9	A	0.6	0.1	0.2	—	—	—	—
Finland	0.8	AA	0.8	—	—	—	—	—	—
Ireland	0.8	A	0.8	—	—	—	—	—	—
Japan	0.5	A	0.5	—	—	—	—	—	—
Luxembourg	0.4	AA	0.3	—	—	0.1	—	—	—
Other	0.7	AA	0.4	—	—	0.2	0.1	—	—
Total Non-U.S. Investments(3)	$25.1		$17.3	$2.0	$2.1	$2.0	$0.4	$1.3	$—
U.S. Investments	35.4
Total available-for-sale	$60.5
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other	MMLF
Held-to-maturity:
Singapore	$0.3	AAA	$0.3	$—	$—	$—	$—	$—	$—
Australia	0.1	A	—	0.1	—	—	—	—	—
United Kingdom	0.1	AA	—	0.1	—	—	—	—	—
Spain	0.1	BBB	—	0.1	—	—	—	—	—
Total Non-U.S. Investments(3)	$0.6		$0.3	$0.3	$—	$—	$—	$—	$—
U.S. Investments	45.9
Total held-for-maturity	$46.5

Total Portfolio	$107.0

(1) Sovereign debt is reflected in the government / agency column.
(2) As of March 31, 2021, the fair value included $10.1 billion of supranational and non-U.S. agency bonds.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters					% Change
(Dollars in billions)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20	1Q21 vs. 4Q20
Assets Under Custody and/or Administration
By Product Classification(1):
Mutual funds	$7,301	$8,265	$9,183	$9,810	$10,439	43.0%	6.4%
Collective funds, including ETFs	10,529	11,230	12,204	13,387	14,052	33.5	5.0
Pension products	6,723	6,689	7,317	7,594	7,843	16.7	3.3
Insurance and other products	7,311	7,331	7,939	8,000	7,929	8.5	(0.9)
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	26.4	3.8
By Financial Instrument:
Equities	$16,267	$18,190	$20,094	$21,626	$22,825	40.3	5.5
Fixed-income	11,096	11,342	12,403	12,834	13,022	17.4	1.5
Short-term and other investments	4,501	3,983	4,146	4,331	4,416	(1.9)	2.0
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	26.4	3.8
By Geographic Location(2):
Americas	$22,787	$24,375	$26,666	$28,245	$29,530	29.6	4.5
Europe/Middle East/Africa	7,112	7,155	7,675	8,101	8,256	16.1	1.9
Asia/Pacific	1,965	1,985	2,302	2,445	2,477	26.1	1.3
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	26.4	3.8
Assets Under Custody(3)
By Product Classification(1):
Mutual funds	$6,659	$7,532	$7,838	$8,410	$8,811	32.3	4.8
Collective funds, including ETFs	8,784	9,460	10,210	11,230	11,895	35.4	5.9
Pension products	5,386	5,354	5,852	6,085	6,283	16.7	3.3
Insurance and other products	2,983	3,053	3,433	3,327	3,145	5.4	(5.5)
Total Assets Under Custody	$23,812	$25,399	$27,333	$29,052	$30,134	26.5	3.7
By Geographic Location(2):
Americas	$17,701	$19,226	$20,450	$21,822	$22,715	28.3	4.1
Europe/Middle East/Africa	4,666	4,714	5,212	5,465	5,564	19.2	1.8
Asia/Pacific	1,445	1,459	1,671	1,765	1,855	28.4	5.1
Total Assets Under Custody	$23,812	$25,399	$27,333	$29,052	$30,134	26.5	3.7

(1) Certain previously reported amounts presented have been reclassified to conform to current-period presentation.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters					% Change
(Dollars in billions)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20	1Q21 vs. 4Q20
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$69	$77	$82	$85	$84	21.7%	(1.2)%
Passive	1,492	1,768	1,876	2,086	2,198	47.3	5.4
Total Equity(1)	1,561	1,845	1,958	2,171	2,282	46.2	5.1
Fixed-Income:
Active	86	88	85	90	91	5.8	1.1
Passive	392	405	424	459	463	18.1	0.9
Total Fixed-Income(1)	478	493	509	549	554	15.9	0.9
Cash(1)(2)	348	376	321	349	372	6.9	6.6
Multi-Asset-Class Solutions:
Active	39	41	40	40	34	(12.8)	(15.0)
Passive	101	116	124	146	155	53.5	6.2
Total Multi-Asset-Class Solutions(1)	140	157	164	186	189	35.0	1.6
Alternative Investments(3):
Active	28	28	28	39	27	(3.6)	(30.8)
Passive	134	155	168	173	167	24.6	(3.5)
Total Alternative Investments(1)	162	183	196	212	194	19.8	(8.5)
Total Assets Under Management	$2,689	$3,054	$3,148	$3,467	$3,591	33.5	3.6
By Geographic Location:
North America	$1,843	$2,102	$2,163	$2,411	$2,512	36.3	4.2
Europe/Middle East/Africa	418	464	483	512	530	26.8	3.5
Asia/Pacific	428	488	502	544	549	28.3	0.9
Total Assets Under Management	$2,689	$3,054	$3,148	$3,467	$3,591	33.5	3.6

(1) As a result of the implementation of an improved internal data management system for product level data in the first quarter of 2021, asset class categorizations were reassessed resulting in some AUM reclasses between the categories presented. There was no impact to the total level of reported AUM.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust, We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$58	$77	$88	$83	$69	19.0%	(16.9)%
Equity(2)	473	570	605	708	777	64.3	9.7
Fixed-Income(2)	98	107	108	115	122	24.5	6.1
Total Exchange-Traded Funds	$629	$754	$801	$906	$968	53.9	6.8

(1) Exchange-traded funds are a component of assets under management presented above.
(2) As a result of the implementation of an improved internal data management system for product level data in the first quarter of 2021, asset class categorizations were reassessed resulting in some AUM reclasses between the categories presented. There was no impact to the total level of reported AUM.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q20	2Q20	3Q20	4Q20	1Q21
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)(3)
Long Term Funds(4)	$(240.1)	$56.3	$21.4	$74.1	$142.0
Money Market	664.8	259.4	(165.8)	(82.3)	176.2
ETF	22.1	69.6	60.1	119.7	180.3
Total Flows	$446.8	$385.3	$(84.3)	$111.5	$498.5

EMEA-Morningstar Direct Market Data(1)(2)(5)
Long Term Funds(4)	$(137.6)	$167.6	$134.4	$249.9	$290.1
Money Market	11.6	152.8	60.0	58.6	(52.8)
ETF	(2.9)	36.2	32.4	48.0	61.7
Total Flows	$(128.9)	$356.6	$226.8	$356.5	$299.0

(1) Data providers for North America and EMEA industry flows were changed to Morningstar from other providers in 3Q20 for consistency across regions and other efficiency considerations. Data collection and tabulation methodologies among data providers differ. All periods presented reflect data sourced from Morningstar. Prior period data therefore differs from data previously presented, which was sourced from other data providers. Industry data is provided for illustrative purposes only. It is not intended to reflect State Street’s activity or its clients’ activity and is indicative of only segments of the entire industry.

(2) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(3) The first quarter of 2021 data for North America (US domiciled) includes Morningstar actuals January and February 2021 and Morningstar estimates for March 2021.
(4) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(5) The first quarter of 2021 data for Europe is on a rolling three month basis for December 2020 through February 2021, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended
	Investment Servicing			% Change			Investment Management			% Change			Other(1)			% Change		Total			% Change
(Dollars in millions)	1Q21	4Q20	1Q20	1Q21 vs. 4Q20	1Q21 vs. 1Q20		1Q21	4Q20	1Q20	1Q21 vs. 4Q20	1Q21 vs. 1Q20		1Q21	4Q20	1Q20	1Q21 vs. 4Q20	1Q21 vs. 1Q20	1Q21	4Q20	1Q20	1Q21 vs. 4Q20	1Q21 vs. 1Q20
Servicing fees	$1,371	$1,307	$1,287	4.9%	6.5%		$—	$—	$—	—%	—%		$—	$—	$—	—%	—%	$1,371	$1,307	$1,287	4.9%	6.5%
Management fees	—	—	—	—	—		493	493	464	—	6.3		—	—	—	—	—	493	493	464	—	6.3
Foreign exchange trading services	333	301	434	10.6	(23.3)		13	23	10	(43.5)	30.0		—	—	—	—	—	346	324	444	6.8	(22.1)
Securities finance	95	84	89	13.1	6.7		4	4	3	—	33.3		—	—	—	—	—	99	88	92	12.5	7.6
Software and processing fees	172	178	137	(3.4)	25.5		2	26	(25)	(92.3)	nm		—	—	—	—	—	174	204	112	(14.7)	55.4
Total fee revenue	1,971	1,870	1,947	5.4	1.2		512	546	452	(6.2)	13.3		—	—	—	—	—	2,483	2,416	2,399	2.8	3.5
Net interest income	473	495	663	(4.4)	(28.7)		(6)	4	1	nm	nm		—	—	—	—	—	467	499	664	(6.4)	(29.7)
Total other income	—	2	2	nm	nm		—	—	—	—	—		—	—	—	—	—	—	2	2	nm	nm
Total revenue	2,444	2,367	2,612	3.3	(6.4)		506	550	453	(8.0)	11.7		—	—	—	—	—	2,950	2,917	3,065	1.1	(3.8)
Provision for loan losses	(9)	—	36	nm	nm		—	—	—	—	—		—	—	—	—	—	(9)	—	36	—	nm
Total expenses	1,879	1,756	1,859	7.0	1.1		397	375	385	5.9	3.1		56	145	11	(61.4)	nm	2,332	2,276	2,255	2.5	3.4
Income before income tax expense	$574	$611	$717	(6.1)	(19.9)		$109	$175	$68	(37.7)	60.3		$(56)	$(145)	$(11)	(61.4)	nm	$627	$641	$774	(2.2)	(19.0)
Pre-tax margin	23.5%	25.8%	27.5%	(230)	(400)	bps	21.5%	31.8%	15.0%	(1,030)	650	bps						21.3%	22.0%	25.3%	(70)	(400)	bps

(1) Represents costs incurred that are not allocated to a specific line of business, including certain severance and restructuring costs, employee costs, acquisition costs and certain provisions for legal contingencies.

DM Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters					% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20	1Q21 vs. 4Q20
Allowance for credit losses:
Beginning balance	$93	$124	$163	$153	$148	59.1%	(3.3)%
Provision for credit losses (funded commitments)	29	57	3	(6)	—	nm	nm
Provision for credit losses (unfunded commitments)	3	(4)	(2)	6	(7)	nm	nm
Provision for credit losses (held-to-maturity securities and all other)	4	(1)	(1)	—	(2)	nm	nm
Total provision	36	52	—	—	(9)	nm	nm
Charge-offs	(5)	(14)	(14)	(8)	—	nm	nm
Other(1)	—	1	4	3	(4)	—	nm
Ending balance(2)	$124	$163	$153	$148	$135	8.9	(8.8)

Allowance for credit losses:
Loans	$97	$141	$134	$122	$118	21.6	(3.3)
Held-to-maturity securities	4	4	3	3	2	(50.0)	(33.3)
Unfunded (off-balance sheet) commitments	22	18	15	22	15	(31.8)	(31.8)
All other	1	—	1	1	—	nm	nm
Ending balance(2)	$124	$163	$153	$148	$135	8.9	(8.8)

(1) Consists primarily of FX translation.
(2) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters					% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20		1Q21 vs. 4Q20
Fee Revenue:
Total fee revenue, GAAP-basis	$2,399	$2,378	$2,306	$2,416	$2,483	3.5%		2.8%
Total fee revenue, excluding notable items	$2,399	$2,378	$2,306	$2,416	$2,483	3.5		2.8

Total Revenue:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	(3.8)%		1.1%
Total revenue, excluding notable items	$3,065	$2,937	$2,784	$2,917	$2,950	(3.8)		1.1

Expenses:
Total expenses, GAAP-basis	$2,255	$2,082	$2,103	$2,276	$2,332	3.4%		2.5%
Less: Notable expense items:
Acquisition and restructuring costs(1)	(11)	(12)	(15)	(12)	(10)	(9.1)		(16.7)
Repositioning charges	—	—	—	(133)	—	—		nm
Legal and other	—	—	9	—	(29)	nm		nm
Total expenses, excluding notable items	$2,244	$2,070	$2,097	$2,131	$2,293	2.2		7.6

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,399	$2,378	$2,306	$2,416	$2,483	3.5%		2.8%
Total expenses, GAAP-basis	2,255	2,082	2,103	2,276	2,332	3.4		2.5
Fee operating leverage, GAAP-basis						10	bps	30	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,399	$2,378	$2,306	$2,416	$2,483	3.5%		2.8%
Total expenses, excluding notable items (as reconciled above)	2,244	2,070	2,097	2,131	2,293	2.2		7.6
Fee operating leverage, excluding notable items						130	bps	(480)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	(3.8)%		1.1%
Total expenses, GAAP-basis	2,255	2,082	2,103	2,276	2,332	3.4		2.5
Operating leverage, GAAP-basis						(720)	bps	(140)	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,065	$2,937	$2,784	$2,917	$2,950	(3.8)%		1.1%
Total expenses, excluding notable items (as reconciled above)	2,244	2,070	2,097	2,131	2,293	2.2		7.6
Operating leverage, excluding notable items						(600)	bps	(650)	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except Earnings per share, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20		1Q21 vs. 4Q20
Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$580	$662	$517	$498	$489	(15.7)%		(1.8)%
Less: Notable items
Acquisition and restructuring costs(1)	11	12	15	12	10
Repositioning charges	—	—	—	133	—
Legal and other	—	—	(9)	—	29
Preferred securities redemption(2)(3)	9	—	—	—	5
Tax impact of notable items	(3)	(3)	(4)	(37)	(10)
Net Income Available to Common Shareholders, excluding notable items	$597	$671	$519	$606	$523	(12.4)		(13.7)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.62	$1.86	$1.45	$1.39	$1.37	(15.4)%		(1.4)%
Less: Notable items
Acquisition and restructuring costs(1)	0.02	0.02	0.03	0.03	0.02
Repositioning charges	—	—	—	0.27	—
Legal and other	—	—	(0.03)	—	0.06
Preferred securities redemption(2)(3)	0.03	—	—	—	0.02
Diluted earnings per share, excluding notable items	$1.67	$1.88	$1.45	$1.69	$1.47	(12.0)		(13.0)

Pre-tax Margin:
Pre-tax margin, GAAP-basis	25.3%	27.3%	24.5%	22.0%	21.3%	(400)	bps	(70)	bps
Less: Notable items
Acquisition and restructuring costs(1)	0.3	0.4	0.5	0.4	0.3
Repositioning charges	—	—	—	4.5	—
Legal and other	—	—	(0.3)	—	1.0
Pre-tax margin, excluding notable items	25.6%	27.7%	24.7%	26.9%	22.6%	(300)		(430)

Return on Average Common Equity:
Return on average common equity, GAAP-basis	10.9%	12.1%	8.9%	8.4%	8.4%	(250)	bps	—	bps
Less: Notable items
Acquisition and restructuring costs(1)	0.2	0.2	0.2	0.2	0.2
Repositioning charges	—	—	—	2.4	—
Legal and other	—	—	(0.1)	—	0.5
Preferred securities redemption(2)(3)	0.2	—	—	—	0.1
Tax impact of notable items	(0.1)	—	—	(0.7)	(0.2)
Return on average common equity, excluding notable items	11.2%	12.3%	9.0%	10.3%	9.0%	(220)		(130)

(1) Acquisition and restructuring costs of approximately $10 million in 1Q21, consisting of acquisition costs primarily related to CRD.
(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021.The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2017	2018(1)	2019	2020
Total revenue:
Total revenue, GAAP-basis	$11,266	$12,131	$11,756	$11,703
Less: Gain on sale	(56)	—	—	—
Add: Impact of tax legislation	20	—	—	—
Add: Legal and other	—	8	—	—
Less: Other income	—	—	(44)	—
Total revenue, excluding notable items	11,230	12,139	11,712	11,703

Provision for credit losses	2	15	10	88
Total expenses:
Total expenses, GAAP-basis	8,269	9,015	9,034	8,716
Less:
Acquisition and restructuring costs	(266)	(24)	(77)	(50)
Legal and other	—	(42)	(172)	9
Repositioning charges(1)	—	(324)	(110)	(133)
Total expenses, excluding notable items	8,003	8,625	8,675	8,542
Income before income tax expense, excluding notable items	$3,225	$3,499	$3,027	$3,073

Income before income tax expense, GAAP-basis	$2,995	$3,101	$2,712	$2,899

Pre-tax margin, excluding notable items	28.7%	28.8%	25.8%	26.3%
Pre-tax margin, GAAP-basis	26.6	25.6	23.1	24.8

(1) Includes charges in 2018 that were previously disclosed as "Business exit: Channel Islands".

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF NOTABLE ITEMS

						% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 vs. 1Q20	1Q21 vs. 4Q20
Total revenue:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	(3.8)%	1.1%
Total revenue, excluding notable items	3,065	2,937	2,784	2,917	2,950	(3.8)	1.1

Total expenses:
Total expenses, GAAP basis	$2,255	$2,082	$2,103	$2,276	$2,332	3.4	2.5
Less: Notable expense items:
Repositioning charges:
Compensation and employee benefits	—	—	—	(82)	—	—	nm
Occupancy	—	—	—	(51)	—	—	nm
Repositioning charges	—	—	—	(133)	—	—	nm
Acquisition and restructuring costs	(11)	(12)	(15)	(12)	(10)	(9.1)	(16.7)
Legal and other	—	—	9	—	(29)	nm	nm
Total expenses, excluding notable items(1)	2,244	2,070	2,097	2,131	2,293	2.2	7.6
Seasonal expenses	(151)	—	—	—	(176)	16.6	nm
Total expenses excluding notable items and seasonal expenses(1)	2,093	2,070	2,097	2,131	2,117	1.1	(0.7)
CRD expenses	(58)	(61)	(62)	(67)	(67)	15.5	—
CRD related expenses: intangible asset amortization costs	(17)	(16)	(17)	(16)	(17)	—	6.3
Total expenses, excluding notable items, seasonal items, CRD and CRD related expenses	2,018	1,993	2,018	2,048	2,033	0.7	(0.7)

Net Income Available to Common Shareholders, GAAP-basis	$580	$662	$517	$498	$489	(15.7)	(1.8)
Notable items as reconciled above: pre-tax	11	12	6	145	39
Tax impact on notable items as reconciled above	(3)	(3)	(4)	(37)	(10)
Preferred security cost	9	—	—	—	5
Net Income Available to Common Shareholders, excluding notable items	$597	$671	$519	$606	$523	(12.4)	(13.7)

(1)Please refer to Reconciliations of Constant Currency FX Impact within this addendum for FX impact on this line item.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q20	4Q20	1Q21	1Q21 vs. 1Q20	1Q21 vs. 4Q20	1Q21 vs. 1Q20	1Q21 vs. 4Q20	1Q21 vs. 1Q20	1Q21 vs. 4Q20
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,287	$1,307	$1,371	$32	$8	$1,339	$1,363	4.0%	4.3%
Management fees	464	493	493	9	3	484	490	4.3	(0.6)
Foreign exchange trading services	444	324	346	—	—	346	346	(22.1)	6.8
Securities finance	92	88	99	—	—	99	99	7.6	12.5
Software and processing fees	112	204	174	2	1	172	173	53.6	(15.2)
Total fee revenue	2,399	2,416	2,483	43	12	2,440	2,471	1.7	2.3
Net interest income	664	499	467	16	2	451	465	(32.1)	(6.8)
Total other income	2	2	—	—	—	—	—	—	—
Total revenue	$3,065	$2,917	$2,950	$59	$14	$2,891	$2,936	(5.7)	0.7

Expenses:
Compensation and employee benefits	$1,208	$1,129	$1,242	$24	$6	$1,218	$1,236	0.8	9.5
Information systems and communications	385	394	421	3	1	418	420	8.6	6.6
Transaction processing services	254	257	270	6	1	264	269	3.9	4.7
Occupancy	109	162	109	2	—	107	109	(1.8)	(32.7)
Acquisition and restructuring costs	11	12	10	—	—	10	10	(9.1)	(16.7)
Amortization of other intangible assets	58	59	58	1	—	57	58	(1.7)	(1.7)
Other	230	263	222	4	3	218	219	(5.2)	(16.7)
Total expenses	$2,255	$2,276	$2,332	$40	$11	$2,292	$2,321	1.6	2.0

Total expenses, excluding notable items - Non-GAAP	$2,244	$2,131	$2,293	$40	$11	$2,253	$2,282	0.4%	7.1%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated average common shareholders’ equity by average consolidated total assets, after reducing both amounts by average goodwill and average other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude average cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Average tangible common equity and adjusted average tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.
The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q20	2Q20	3Q20	4Q20	1Q21
Average consolidated total assets		$251,181	$284,688	$264,383	$277,055	$296,328
Less:
Average goodwill		7,522	7,512	7,603	7,637	7,662
Average other intangible assets		1,996	1,938	1,902	1,849	1,798
Average cash balances held at central banks in excess of required reserves		64,383	83,801	69,072	76,086	92,207
Plus related deferred tax liabilities		476	478	483	489	489
Average tangible assets	A	$177,756	$191,915	$186,289	$191,972	$195,150
Consolidated average common shareholders' equity		$21,466	$21,931	$23,014	$23,498	$23,583
Less:
Average goodwill		7,522	7,512	7,603	7,637	7,662
Average other intangible assets		1,996	1,938	1,902	1,849	1,798
Adjusted average equity		11,948	12,481	13,509	14,012	14,123
Plus related deferred tax liabilities		476	478	483	489	489
Average tangible common equity	B	$12,424	$12,959	$13,992	$14,501	$14,612
Average tangible common equity ratio	B/A	7.0%	6.8%	7.5%	7.6%	7.5%

GAAP-basis:
Net income available to common shareholders		$580	$662	$517	$498	$489
Return on tangible common equity - Non-GAAP		18.7%	19.2%	16.8%	15.6%	13.4%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Quarters
	1Q20		2Q20		3Q20		4Q20		1Q21
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	11.1%	10.7%	12.7%	12.3%	12.8%	12.4%	13.1%	12.3%	11.9%	10.8%
Tier 1 capital	13.4	12.9	15.1	14.6	15.1	14.7	15.4	14.4	13.6	12.4
Total capital	14.5	14.1	16.0	15.7	16.0	15.7	16.2	15.3	15.2	14.0
Tier 1 leverage	6.1	6.1	6.1	6.1	6.6	6.6	6.4	6.4	5.4	5.4

Supporting Calculations:
Common equity tier 1 capital	$12,115	$12,115	$13,168	$13,168	$13,825	$13,825	$14,377	$14,377	$13,443	$13,443
Total risk-weighted assets	109,056	112,763	103,763	106,839	108,112	111,159	109,705	117,080	113,025	124,174
Common equity tier 1 risk-based capital ratio	11.1%	10.7%	12.7%	12.3%	12.8%	12.4%	13.1%	12.3%	11.9%	10.8%

Tier 1 capital	$14,586	$14,586	$15,639	$15,639	$16,296	$16,296	$16,848	$16,848	$15,419	$15,419
Total risk-weighted assets	109,056	112,763	103,763	106,839	108,112	111,159	109,705	117,080	113,025	124,174
Tier 1 risk-based capital ratio	13.4%	12.9%	15.1%	14.6%	15.1%	14.7%	15.4%	14.4%	13.6%	12.4%

Total capital	$15,771	$15,877	$16,650	$16,766	$17,290	$17,413	$17,810	$17,957	$17,220	$17,355
Total risk-weighted assets	109,056	112,763	103,763	106,839	108,112	111,159	109,705	117,080	113,025	124,174
Total risk-based capital ratio	14.5%	14.1%	16.0%	15.7%	16.0%	15.7%	16.2%	15.3%	15.2%	14.0%

Tier 1 capital	$14,586	$14,586	$15,639	$15,639	$16,296	$16,296	$16,848	$16,848	$15,419	$15,419
Leverage exposure(3)	239,861	239,861	256,418	256,418	247,762	247,762	263,490	263,490	285,480	285,480
Tier 1 leverage ratio	6.1%	6.1%	6.1%	6.1%	6.6%	6.6%	6.4%	6.4%	5.4%	5.4%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.
(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.
The following table reconciles our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

(Dollars in millions)		As of March 31, 2020	As of June 30, 2020	As of September 30, 2020	As of December 31, 2020	As of March 31, 2021
Tier 1 Capital	A	$14,586	$15,639	$16,296	$16,848	$15,419
On-and off-balance sheet leverage exposure		279,537	198,266	206,985	216,900	223,451
Less: regulatory deductions		(9,275)	(9,234)	(9,261)	(9,353)	(9,586)
Total leverage exposure for SLR	B	270,262	189,032	197,724	207,547	213,865
Supplementary Leverage Ratio	A/B	5.4%	8.3%	8.2%	8.1%	7.2%